                                 EXHIBIT (10)(a)

                         CONSENT OF INDEPENDENT AUDITORS

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated January 31, 2003 with respect to the financial statements of the subaccounts of Transamerica Life Insurance Company Separate Account VA A, which are available for investment by the contract owners of the Atlas Portfolio Builder Variable Annuity, and (2) dated February 14, 2003 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, included in Post-Effective Amendment No. 13 to the Registration Statement (Form N-4 No. 333-26209) and related Prospectus of The Atlas Portfolio Builder Variable Annuity.

                                                            /s/Ernst & Young LLP

Des Moines, Iowa
April 25, 2003